UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934




                                 August 14, 2000
                                (Date of earliest
                                 event reported)



                               PECO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)




         PENNSYLVANIA                1-1401                  23-0970240
          (State or other             (SEC                 (IRS Employer
        jurisdiction of           file number)             Identification
         incorporation)                                       Number)




          230l Market Street, Philadelphia, Pennsylvania         19101
             (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (215) 841-4000

Item 5.  Other Events.

On August 14, 2000, PECO Energy Company made the following presentation/webcast to financial analysts and other interested parties:

[LOGO FOR EXELON]

Sithe Energies Investment

Analyst Presentation and Webcast
August 14, 2000

Slide 1:
Important Notice                                               [LOGO FOR EXELON]
This presentation contains certain forward-looking statements within the meaning of the Private Securities and Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results and the pending merger involving PECO Energy Company and Unicom Corporation. The following factors, among others could cause actual results to differ materially from those described herein: inability to obtain, or meet conditions imposed for, governmental approvals for the merger; and other economic, business, competitive and/or regulatory factors affecting PECO Energy Company's, Unicom's, Sithe Energies' businesses generally. More detailed information about those factors is set forth in the joint proxy statement/prospectus regarding the pending merger and in PECO Energy's reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. PECO Energy Company does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.

Slide 2:
Transaction Overview                                           [LOGO FOR EXELON]
Purchase 49.9% of Sithe Energies North America for $682 million
Transaction expected to close in the 4th quarter, 2000
Reciprocal put-call option to purchase remaining 50.1% beginning in 2 years

Slide 3:
Strategic Benefits                                             [LOGO FOR EXELON]
Dramatically advances our generation strategy extends our national generation presence increased diversity (dispatch order & fuel type)
Provides leading development capability
     one of the most successful U.S. generation developers
Complementary marketing and trading skills

Slide 4:                                                       [LOGO FOR EXELON]
Sithe Energies North America
Top-tier IPP in North America
Owned by Vivendi (60%), Marubeni (30%) and Management (10%)
10,000 MW (net):
     3,800 MW operating
     2,500 MW under construction
     3,700 MW in advanced development
Assets are in NEPool, NYPP, Ontario, MAAC, WSCC and Mexico
Over $1 Billion in annual revenue

Slide 5:                                                       [LOGO FOR EXELON]
Portfolio of Assets by Region
                  Net MW in         Net MW under           Net MW in
                  Operation         Construction      Advanced Development
NEPOOL              2,051              2,421                   540
NYPP                  243                 --                 1,392
Ontario               157                 --                 1,670
Mexico                 --                114                   114
Q.F.'s              1,331                 --                    --
-----------------------------------------------------------------------------
Total               3,782              2,535                 3,716

Slide 6:
Sithe North America                                            [LOGO FOR EXELON]
[Slide depicts Map of North America identifying the various electricity markets (NERC regions) and indicating the following information in supplemental text boxes:
Sithe owned generation: 3,800MW in operation, 2,500MW in construction;
and 3,700 MW in development for a total of 10,000MW.
In the NPCC region: 5,900MW plus 3,600MW under development.
In the WSCC region: 200MW.
In the MAAC region: 80MW.
Plus 220MW in construction and under development in Mexico.]

Slide 7:
Exelon's Generation Footprint                                  [LOGO FOR EXELON]
[Slide depicts Map of North America identifying the various electricity markets (NERC regions) and indicating the following information in supplemental text boxes:
Exelon owned generation: 38,000MW in operation, 4,300MW in construction;
and 3,700 MW in development for a total of 46,000MW.
In the MAIN region: 21,700MW.
In the MAAC region: 11,200MW.
In the NPCC region: 6,400MW plus 3,600MW under development.
In the SERC region: 1,000MW.
In the ERCOT region: 900MW.
In the SPP region: 800MW.
In the WSCC region: 200MW.
Plus 220MW in construction and under development in Mexico.]

Slide 8:
Value Proposition                                              [LOGO FOR EXELON]
Creates more value than "one-off" auctions minimizes transaction costs simplified regulatory approval process
2-step transaction
     minimizes capital calls & near term earnings impact provides orderly transition period ultimately positions Exelon as sole owner and operator

Slide 9:
Financial Benefits                                             [LOGO FOR EXELON]
Earnings neutral to positive '01 - '02
Significant earnings accretion beginning '03
Development portfolio self-funding
Reinforces growth engine in higher P/E business segment

Slide 10:
Key Financial Drivers                                          [LOGO FOR EXELON]
Conservative assumptions:
   power and fuel price forecast
   minimal option value imputed
   O&M and CapEx assumptions
Complete remaining investment by YE `02
April '02 completion of 2,500 MW of generation under construction

Slide 11:
Next Steps                                                     [LOGO FOR EXELON]
FERC, SEC and NYPSC approvals
Hart Scott Rodino review
Exelon merger closes
Closing on Sithe transaction in 4Q 2000

Slide 12:
Executing On Our Strategy                                      [LOGO FOR EXELON]
We said we would:
     continue to grow our portfolio
     expand our geographic footprint of assets diversify supply portfolio grow earnings through disciplined acquisitions create opportunities to increase shareholder value
This transaction advances all of these objectives.

Slide 13:
Questions and Answers                                          [LOGO FOR EXELON]

Slide 14:
Supplemental Information                                       [LOGO FOR EXELON]

Slide 15:
Sithe Assets                                                   [LOGO FOR EXELON]
             Plant
Region       Name           Net Capacity   Fuel Type     Dispatch Order    Location
------       ----           ------------   ---------     --------------    ---------
NEPool
Operating:   Mystic 1               12          Oil          Peaking       Everett,MA
             Mystic 4              135          Oil       Intermediate     Everett,MA
             Mystic 5              130          Oil       Intermediate     Everett,MA
             Mystic 6              138          Oil       Intermediate     Everett,MA
             Mystic 7              592          Oil       Intermediate     Everett,MA
             New Boston 1          380          Gas       Intermediate     S.Boston,MA
             New Boston 2          380          Gas       Intermediate     S.Boston,MA
             New Boston 3           20          Oil          Peaking       S.Boston,MA
             Wyman 4                36          Oil       Intermediate     Yarmouth,ME
             West Medway 1          55        Gas/Oil        Peaking       W.Medway,MA
             West Medway 2          55        Gas/Oil        Peaking       W.Medway,MA
             West Medway 3          55        Gas/Oil        Peaking       W.Medway,MA
             Framingham 1           13          Oil          Peaking       Framingham,MA
             Framingham 2           11          Oil          Peaking       Framingham,MA
             Framingham 3           13          Oil          Peaking       Framingham,MA
             Fore River 1           13          Oil          Peaking       Weymouth,MA
             Fore River 2           13          Oil          Peaking       Weymouth,MA
             Subtotal            2,051

Development:
             Mystic 8              807          Gas          Baseload      Everett,MA
             Mystic 8              807          Gas          Baseload      Everett,MA
             Fore River 3          807          Gas          Baseload      Weymouth,MA
             Subtotal            2,421
             Total Nepool        4,472

Slide 16:
Sithe Assets (cont.)                                           [LOGO FOR EXELON]
             Plant
Region       Name           Net Capacity     Fuel Type       Dispatch Order    Location
------       ----           ------------      ---------      --------------    ---------
NYPP
Operating:   Massena                66            Gas          Intermediate     Massena,NY
             Ogdensburg             71            Gas          Intermediate     Ogdensburg,NY
             Batavia                50            Gas          Intermediate     Batavia,NY
             Sterling               56            Gas          Intermediate     Sherrill,NY
             Total NYPP            243
QFs
             Independence        1,024            Gas          Baseload         Oswego,NY
             Cardinal              157            Gas          Baseload         Cardinal,Ontario,Canada
             Kenilworth             26            Gas          Baseload         Kenilworth,NJ
             Allegheny 5            10           Hydro         Intermediate     Allegheny River,PA
             Allegheny 6             9           Hydro         Intermediate     Allegheny River,PA
             Allegheny 8            14           Hydro         Intermediate     Allegheny River,PA
             Allegheny 9            18           Hydro         Intermediate     Allegheny River,PA
             Greeley                48            Gas          Baseload         Greeley,CO
             Oxnard                 48            Gas          Baseload         Oxnard,CA
             Naval New              45            Oil          Baseload         San Diego,CA
             North Island           37            Oil          Baseload         San Diego,CA
             NTC MCRD               23            Oil          Baseload         San Diego,CA
             Bypass                 10           Hydro         Baseload         Jerome Cty,ID
             Hazelton                9           Hydro         Baseload         Jerome Cty,ID
             Elk Creek               2           Hydro         Baseload         Boise,ID
             Rock Creek              4           Hydro         Baseload         El Dorado County,CA
             Mont Creek              3           Hydro         Baseload         Shasta County,CA
             Ivy River               1           Hydro         Baseload         Madison County,NC
             Total QFs            1,488
International:
             Cemex-Sithe           114          Pet Coke         PPA            Tamuin,Mexico
             International         114

             Total               6,317

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                PECO ENERGY COMPANY


                                                /S/ Jean H. Gibson
                                                ---------------------------
                                                Vice President & Controller


August 15, 2000